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                           SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                         NEW HILARITY MINING COMPANY
              (Name of Registrant as Specified in its Charter)

      (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

********************************************************************************

                                NEW HILARITY MINING CO.
                                   PROXY STATEMENT
                                        FOR

                         SPECIAL SHAREHOLDERS MEETING ON

                                   March 15, 1999

                            NEW HILARITY MINING COMPANY
                          601 West Maine Avenue Suite 814
                             Spokane Washington 99201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
March 15, 1999

A special meeting of the shareholders of New Hilarity Mining Company (the "Company") will be held at the Washington Mutual Financial Center, 601 W. Main Avenue, Spokane, Washington, Conference Room A in the basement, on the 15th day of March, 1999, at 2:00 p.m. (local time) for the following purposes:

1) To consider and vote on a proposal to move the domicile of the corporation to the state of Nevada. The change of domicile will include the following actions:
      a)  a change of the name of the Corporation to "New Hilarity, Inc."
      b) an increase in the number of authorized shares to 100 million common shares authorized.
2) To transact such other businesses may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on January 6, 1999 as the record date for the determination of the shareholders of the company entitled to notice and to vote at the special meeting of the shareholders. Each share of the company's common stock is entitled to one vote on all matters presented at the special meeting.

ALL HOLDERS OF THE COMPANY'S COMMON STOCK (WHETHER THEY EXPECT TO ATTENDING THE MEETING OR NOT) ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD ENCLOSED WITH THIS NOTICE.

By order of the Board of Directors

/s/ Terry Dunne

Terry Dunne, President
January 26, 1999

                           NEW HILARITY MINING COMPANY
                                 PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                 March 15, 1999

INTRODUCTION

This proxy statement is being furnished to shareholders of record of New Hilarity Mining Company in connection with the solicitation of proxies for a special meeting of the shareholders. The special meeting will be held at the Washington Mutual Financial Center, Conference Room A, on March 15, 1999 at the hour of 2:00 p.m. for the purposes stated in the Notice of Special Meeting of Shareholders. This proxy statement and the enclosed form of proxy will be mailed to shareholders on or about February 13, 1999.

As of the close of business on January 6, 1999, the Company had 7,989,560 common shares outstanding. Each share of common stock is entitled to one vote on all matters presented at the special meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the shares of common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. Upon establishment of a quorum, the action by a majority of the total shares of common stock of the company currently outstanding is required to approve the actions.

If the enclosed proxy is signed and returned, it may, nevertheless, be revoked at anytime prior to the meeting at the pleasure of the stockholder, either by a written notice of revocation, by a later dated proxy, or by voting in person at the meeting.

Proxies in the accompanying form will be voted in accordance with instructions indicated thereon, or if no instructions are indicated, will be voted in favor of the actions described in this proxy statement.

The proposals being voted on at the special meeting involve actions that give rise to shareholders rights of dissent. These dissenters' rights are established by statute in the State of Idaho. Detailed information on shareholders' rights of dissent is included in this proxy statement.

BACKGROUND

They company was incorporated under laws of the state of Idaho on February 27th 1930, for the primary purpose of exploring and developing mining properties. Prior to 1993, the company-owned 15 unpatented lode mining claims in the Coeur d'Alene Mining District of Shoshone County, Idaho. Due to increasing fees from the Bureau of Land Management, and depressed prices for silver and lead, in 1993 the company decided to abandon its mining operations. Since 1993 the company has been an inactive mining company. The company is currently exploring alternative business opportunities, and the reorganization described in this proxy statement is a first step toward pursuing other forms of business.

The reorganization proposed by the Board of Directors involves changing the domicile of the corporation to Nevada and changing the name of the corporation to New Hilarity, Inc.






Special Meeting                        1

                           NEW HILARITY MINING COMPANY
                                 PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                 March 15, 1999

The Board of Directors believes that a change of domicile to the state of Nevada will provide greater opportunities for the company to seek alternative forms of business. Nevada's corporate laws and tax structure favor companies organized within the State. The Board of Directors also believes that many of the prospective acquisition candidates that might consider the company as a reverse acquisition candidate will view Nevada as a favorable venue.

If the reorganization is approved, the Company will merge with a wholly owned subsidiary organized in Nevada. This will have the effect of changing the corporations name from "New Hilarity Mining Company" to New Hilarity, Inc. The name change is intended to reflect the refocusing of business development activities away from mining.

Once the reorganization and change of name are approved, the company will seek reverse acquisition candidates with viable business operations, with the intention of merging the new business operations into the company. If this objective is successfully accomplished, the existing shareholders of the company may hold a minority ownership position in the merged entity.

In anticipation of the reorganization effort, the company recently completed a private placement of 2,500,000 shares of common stock at a purchase price of $0.025 per share for an aggregate offering amount of $62,500. The proceeds from this offering are being used to fund the acquisition effort, to cover minimal continuing operating expenses, and to meet other normal and recurring filing fees and expenses.

VOTING REQUIRED FOR APPROVAL

The company presently has a total of 7,989,560 shares of common stock outstanding. The plan of reorganization, including the merger of the company into its wholly owned subsidiary, New Hilarity, Inc., a Nevada Corporation, must be approved by a majority of the shares entitled to vote on the matter. This approval requirement means that a total of 3,994, 781 shares must be voted in favor of the reorganization in order for the change of domicile and change of name transactions to take place.


















Special Meeting                        2

                           NEW HILARITY MINING COMPANY
                                 PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                 March 15, 1999


VOTING SECURITYHOLDERS

The officers, directors, and persons holding 10% or more of the voting shares of the Company include the persons set forth in the following table.

Name                     Position              Shares Owned  Percentage of Total
                                                             Outstanding Shares
----------------------   --------------------  ------------  -------------------
Terrence J. Dunne        President and           1,275,000           15.96%
1224 W. Riverside Ave.     Director
Apt # 503
Spokane, WA 99201

Robert W. Obrien         Secretary/Treasurer       380,000            4.76%
1511 S. Riegal Court        and Director
Spokane, WA 99212

John R. Coghlan            Shareholder             984,820           12.33%
5102 S. Morrill Lane
Spokane, WA 99223



SOLICITATION OF PROXIES

The Board of Directors is soliciting proxies for the approval of the actions described in this Proxy Statement.

The Board of Directors recommends a vote in favor of the reorganization.

PLAN OF MERGER

The written plan of reorganization is available to interested shareholders upon request.

If approved, they company will file articles of reorganization in the states of Idaho and Nevada. Upon filing the Idaho Corporation will cease to exist, the Nevada Corporation will be the surviving corporation in the merger, and the current shareholders of the Idaho Corporation will then own an equivalent number of shares of common stock in the Nevada Corporation.










Special Meeting                        3

                           NEW HILARITY MINING COMPANY
                                 PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                 March 15, 1999

NEW HILARITY, INC.

In January, 1999, the Company prepared corporate documents for the creation of a wholly owned Nevada subsidiary corporation, New Hilarity, Inc. (New Hilarity Nevada). New Hilarity Nevada is being organized with 100,000,000 shares of common stock, $0.001 par value, authorized. Upon approval of the reorganization, New Hilarity Mining Company (New Hilarity Idaho) will merge with and into New Hilarity Nevada, and New Hilarity Nevada will be the surviving company. New Hilarity Idaho will cease to exist upon filing of Articles of Merger. Shareholders of New Hilarity Nevada will receive new certificates representing their interest in New Hilarity Nevada in replacement for their shares of New Hilarity Idaho, on a share for share basis.

The reorganization will not alter the percentages of ownership of individual shareholders in New Hilarity Nevada, but the increase in authorized common stock creates the potential for substantial additional dilution. The Board of Directors believes that the increase in capitalization is necessary to effectively seek acquisition candidates. It is likely that additional shares will be issued in any such acquisition, and such issuance will dilute existing ownership. The effect of such dilution on the value of the shares cannot be determined at this time.

DISSENTERS RIGHTS

The actions described in this proxy statement involve a reorganization of the Company through a merger with its wholly owned subsidiary New Hilarity, Inc., a Nevada Corporation. The company is currently organized as an Idaho Corporation, and Idaho law provides a mechanism for shareholders that disagree with the reorganization to sell their securities back to the Corporation at a price established in accordance with the statute. This mechanism is known as dissenters' rights.

The full text of the dissenters' rights statutes may be found in Idaho Code
Section 30-1-1301, et seq. A full copy of the dissenters' rights statute will be provided to interested shareholders upon request.

In summary form the dissenters' rights provisions allow shareholders that disagree with certain actions to obtain the fair value of their shares. In order to comply with the statute, the Company is required to give notice of the availability of dissenters rights, and the shareholder is then obligated to notify the company of the shareholder's intent to exercise dissenters' rights and demand payment. The company is then obligated to pay the fair value shares to the demanding shareholder. Procedures are established for determining fair value in the event of a disagreement. The statute also covers other details concerning the process for dissenting.

There are exceptions for the availability of dissenters' rights in the event that a company is publicly held and its shares are publicly traded on a stock exchange. While the company is publicly traded, the Company's securities are only thinly traded, and the current market for New Hilarity common stock would most likely not allow a shareholder to receive the fair value for the shares. Consequently, the company intends to offer dissenters' rights to dissenting shareholders, and intends to pay such dissenting shareholders the fair value for their shares.

Special Meeting                        4

                           NEW HILARITY MINING COMPANY
                                 PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                 March 15, 1999


While the Company's shares are thinly traded at this time, the current bid price for common stock is $0.06 per share. Given name company's current circumstances, and the fact that the company currently has no viable business operations, or sources of revenue, the Board of Directors believes that the current bid price for the companies common stock is the best available indication of fair value of the shares. As a result, the company will offer dissenting shareholders a price of $0.06 per share for all shares tendered by dissenting shareholders.

In order to assert dissenters' rights, a dissenting shareholder must provide the Company with a written notice of intent to demand payment for the shares if the proposed action is approved. The notice must be delivered to the Company before the shareholders meeting on the reorganization. In addition, such dissenting shareholder must not vote in favor of the action.

ANY SHAREHOLDER WISHING TO ASSERT DISSENTERS' RIGHTS MUST NOTIFY THE COMPANY OF SUCH INTENT PRIOR TO THE MEETING DATE, WHICH IS CURRENTLY SCHEDULED FOR MARCH 15, 1999. FAILURE TO NOTIFY THE COMPANY OF THE INTENTION TO ASSERT DISSENTERS' RIGHTS PRIOR TO THE SCHEDULED MEETING DATE MAY RESULT IN A WAIVER OF THE RIGHT TO RECEIVE FAIR VALUE FOR THE SHARES.

Any shareholder desiring additional information on dissenters' rights should contact the company at the address or telephone number set forth in these proxy materials. The Board of Directors has designated Terry Dunne as the contact person for additional information requests on dissenters' rights, or any other matter relating to this proposed reorganization.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED
MARCH 31, 1998 WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON REQUESTING A COPY, PROVIDED THE REQUEST IS MADE IN WRITING AND INCLUDES A STATEMENT THAT THE PERSON MAKING THE REQUEST IS A BENEFICIAL OWNER OF THE COMPANY'S SECURITIES. REQUESTS AND INQUIRIES SHOULD BE ADDRESSED TO THE COMPANY
AT THE ADDRESS SET FORTH BELOW.


New Hilarity Mining Company
Attention: Terry Dunne, President
601 West Maine Avenue, Suite 814
Spokane, Washington 99201
Telephone: (509) 462-0315











Special Meeting                        5

                                     EXHIBIT A
                     To Schedule 14A Information Statement
                AGREEMENT OF MERGER AND PLAN OF REORGANIZATION


                            NEW HILARITY MINING COMPANY
                               (Name of Registrant)



                AGREEMENT OF MERGER AND PLAN OF REORGANIZATION



   AGREEMENT OF MERGER AND PLAN OF REORGANIZATION dated this ____ day of __________, 1999, between NEW HILARITY MINING CO., an Idaho corporation (hereinafter "NEW HILARITY IDAHO"), and NEW HILARITY, INC., a Nevada corporation (hereinafter "NEW HILARITY NEVADA").

   WHEREAS, NEW HILARITY NEVADA is a corporation duly organized and existing under the laws of the State of Nevada, with authorized capital stock consisting of 100,000,000 shares of common stock having a par value of $.001 per share (hereinafter called NEW HILARITY NEVADA Common Stock), of which 1 share has been duly issued and is now outstanding; and

   WHEREAS, NEW HILARITY IDAHO is a corporation duly organized and existing under the laws of the State of Idaho, with authorized capital stock consisting of 15,000,000 shares of $.10 par value common stock (hereinafter called NEW HILARITY IDAHO Common Stock), of which 7,989,560 shares have been duly issued and are now outstanding; and

   WHEREAS, the Boards of Directors of the parties hereto deem it advisable and to the advantage and welfare of NEW HILARITY NEVADA and NEW HILARITY IDAHO, and the respective shareholders of each that NEW HILARITY IDAHO merge with and into NEW HILARITY NEVADA pursuant to the provisions of Nevada and Idaho Corporation Law.

   IT IS THEREFORE AGREED that NEW HILARITY IDAHO shall be, subject to the conditions enumerated herein, merged with and into NEW HILARITY NEVADA, and that the terms and conditions of the merger shall be as hereinafter set forth:


                                   ARTICLE I
                                  THE MERGER

   1.01 Surviving Corporation. At the effective date of the Merger, NEW HILARITY IDAHO shall be merged with and into NEW HILARITY NEVADA, which company shall be the Surviving Corporation. The Certificate of Incorporation of NEW HILARITY NEVADA shall be the Certificate of Incorporation for the Surviving Corporation until amended, altered or repealed as authorized by law. The bylaws of NEW HILARITY NEVADA shall be the bylaws of the Surviving Corporation until amended, altered or repealed as authorized by law. The name of the Surviving Corporation shall be changed to NEW HILARITY, INC. ("NEW HILARITY NEVADA" herein) and the Certificate of Incorporation shall be amended accordingly as authorized by law.



Exhibit A                               1

                                     EXHIBIT A
                     To Schedule 14A Information Statement
                AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

   1.02 Terms, Conditions and Effect. The terms and conditions of the Merger and the mode of carrying it into effect are as follows:

     a. The Merger shall become effective at, and the term "effective date of the Merger" shall mean, the time:

          i. when all conditions precedent hereinafter enumerated have been complied with, and

          ii. this Agreement shall have been certified, signed, acknowledged, filed and recorded pursuant to the laws of the States of Nevada and Idaho.

     b. The corporate identity, existence, purposes, powers, franchises, rights and immunities of NEW HILARITY NEVADA shall continue as NEW HILARITY NEVADA unaffected and unimpaired by the Merger, and the corporate identity, existence, purposes, powers, franchises, rights and immunities of NEW HILARITY IDAHO shall be merged with and into NEW HILARITY NEVADA, and the resulting NEW HILARITY NEVADA shall be fully vested therewith. The separate corporate existence of NEW HILARITY IDAHO, except insofar as the same may be continued by statute, shall cease upon the effective date of the Merger.

     c. Upon the effective date of the Merger, all rights, privileges, powers, franchises and interests of NEW HILARITY IDAHO, both of a public and private nature; all of its property, real, personal and mixed; all debts due on whatever account; and every other interest of NEW HILARITY IDAHO shall be deemed transferred to and shall vest in NEW HILARITY NEVADA without further act or deed as effectively as they were theretofore vested in NEW HILARITY IDAHO, and all claims, demands, property and every other interest shall be as effectually the property of NEW HILARITY NEVADA as they were of NEW HILARITY IDAHO. The title to any real estate vested in NEW HILARITY IDAHO shall not revert or be in any way impaired by reason of the Merger; all rights of creditors and all liens upon the property of NEW HILARITY IDAHO shall be preserved unimpaired, and all debts, liabilities, restrictions and duties of NEW HILARITY IDAHO shall attach to NEW HILARITY NEVADA and may be enforced against it to the same extent as if they had been incurred or contracted by it.

     d. If at any time NEW HILARITY NEVADA shall consider or be advised that any further deeds, assignments, or other instruments or any other things are necessary or advisable to vest, perfect or confer (of record or otherwise) in NEW HILARITY NEVADA, the title to any property or rights of NEW HILARITY IDAHO acquired or to be acquired by reason of the Merger, NEW HILARITY IDAHO and its officers and directors shall execute and deliver all such deeds, assignments and other instruments and do all things necessary to vest, perfect or confirm title to such property or rights in NEW HILARITY NEVADA and otherwise to carry out the terms of this Agreement and the officers and directors of NEW HILARITY IDAHO and the officers and directors of NEW HILARITY NEVADA are fully authorized in the name of NEW HILARITY IDAHO or otherwise to take any and all such action.




Exhibit A                               2

                                     EXHIBIT A
                     To Schedule 14A Information Statement
                AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

     e. NEW HILARITY NEVADA consents to be sued and served with process in the State of Idaho or in such other jurisdiction as may be applicable in any proceeding for the enforcement of any obligation of NEW HILARITY IDAHO, and NEW HILARITY NEVADA irrevocably appoints the Secretary of State of Idaho, or such other state as may be applicable insofar as the same may be required by such jurisdiction, as its agent to accept service of process in any such proceeding.

     h. NEW HILARITY IDAHO Dissenters' Rights. Pursuant to the Idaho Business Corporation Act, NEW HILARITY IDAHO shareholders will have the opportunity to dissent from the action contemplated by this Agreement of Merger. Any shareholder electing to exercise such right of dissent must file with the corporation, prior to or at the meeting of the shareholders at which such proposed corporate action is submitted to vote, a written objection to the action. If the action is approved by the required vote, the shareholder may make a written demand on the corporation or the surviving corporation, in the case of a merger, for payment of a fair value of such shareholder's shares. Any shareholder failing to make demand shall be bound by the terms of this Agreement for Merger. Any shareholder making demand for payment of the fair value shall thereafter be entitled only to payment and shall not be entitled to vote or to exercise any other rights of a shareholder.
          The Idaho Business Corporation Act provides a procedure for determining fair value of the shares and such procedure will be followed if fair value cannot otherwise be agreed upon.

1.03   Closing.

     a. The Closing Date. The closing shall take place at a mutually agreed upon time and place on the first business day following the adoption of this Agreement by the shareholders of NEW HILARITY IDAHO and the shareholders of NEW HILARITY NEVADA as contemplated by a Proxy and Shareholder Information Package to be provided to the Shareholders of NEW HILARITY IDAHO in accordance with all applicable laws and regulations.

     b. Documents to be Delivered by NEW HILARITY IDAHO. At the closing NEW HILARITY IDAHO will deliver to NEW HILARITY NEVADA: (i) such instruments of transfer (including consents and approvals of third parties) as will be sufficient or requisite in the opinion of NEW HILARITY NEVADA'S counsel to vest in NEW HILARITY NEVADA, its successors and assigns, the full legal and equitable title of NEW HILARITY IDAHO to the properties to be transferred pursuant to this Agreement; (ii) an instrument appointing NEW HILARITY NEVADA as the true and lawful attorney-in-fact for NEW HILARITY IDAHO to institute and prosecute (in its own name or in the name of NEW HILARITY IDAHO, but for the benefit of NEW HILARITY NEVADA) any proceedings deemed by NEW HILARITY NEVADA to be necessary or appropriate to collect, assent or enforce its right, title and interest to the properties and assets to be transferred to NEW HILARITY NEVADA hereunder; (iii) such other documents as may be required to be produced pursuant to this Agreement.




Exhibit A                               3

                                     EXHIBIT A
                     To Schedule 14A Information Statement
                AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

     c.   Certificates and Documents to be Delivered by NEW HILARITY NEVADA.
          At closing NEW HILARITY NEVADA will cause to be delivered to NEW HILARITY IDAHO: (i) certificates representing the number of shares of NEW HILARITY NEVADA Common Stock into which the outstanding shares of NEW HILARITY IDAHO Common Stock are to be converted Pursuant to
          Section 1.04 hereof; (ii) such other documents as may be required to be produced pursuant to this Agreement.

1.04   Conversion of Stock

     a. At the present time, NEW HILARITY NEVADA has authorized capital stock consisting of 100,000,000 shares of $.001 par value common stock of which 1 share will be then issued and outstanding.

     b. Prior to the effective Date of the Merger, NEW HILARITY IDAHO will have authorized capital stock consisting of 15,000,000 shares of $.10 par value common stock of which 7,989,560 shares will be then issued and outstanding.

     c.   At the effective date of the Merger:

          i. Each share of NEW HILARITY IDAHO Common Stock issued and outstanding immediately prior to the effective date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be converted into one fully-paid and nonassessable share of NEW HILARITY NEVADA Common Stock. Prior to the effective date of the Merger, NEW HILARITY IDAHO shall not declare any stock dividend or split, combine, reclassify or make any change in the outstanding shares of NEW HILARITY IDAHO Common Stock, except as provided in this Agreement.

           ii. Each holder of an outstanding certificate or certificates theretofore representing shares of NEW HILARITY IDAHO Common Stock immediately before the effective date of the Merger shall, at or after the effective date of the Merger, receive a certificate or certificates representing the number of full shares of NEW HILARITY NEVADA Common Stock into which the shares represented by such certificate or certificates so surrendered shall have been converted as aforesaid.

1.05 Directors and Officers. The directors of NEW HILARITY NEVADA after the effective date of the Merger, shall hold office until the next annual meeting of shareholders of NEW HILARITY NEVADA and until their successors are chosen and qualified with be as follows:

Names of Directors:

Terrence J. Dunne
Robert Obrien






Exhibit A                               4

                                     EXHIBIT A
                     To Schedule 14A Information Statement
                AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

   The principal officers of NEW HILARITY NEVADA, after the effective date of the Merger, who shall hold office until their successors are chosen and qualified, will be as follows:

Officers:

Name                     Office
---------------------   -------------------------
Terrence J. Dunne         President and Director

Robert W. Obrien          Secretary/Treasurer
                             and Director

NEW HILARITY NEVADA may also have such other officers as the Board of Directors shall from time to time determine.

1.07 Registered Office. The address of the registered office of the NEW HILARITY NEVADA shall be 400 West King Street, Suite 404, Carson City, Nevada 89703, and the name of the registered agent at such registered office is Capitol Document Services, Inc.

1.06 Tax Consequences. The parties to this Agreement intend that the merger shall constitute a tax-free reorganization involving a change of domicile from Idaho to Nevada, and involving certain other corporate changes.

                                  ARTICLE II
             REPRESENTATION AND WARRANTIES OF NEW HILARITY IDAHO

   NEW HILARITY IDAHO makes the following representations and warranties as of the date of this Agreement of Merger and as of the Closing Date:

   2.01 Organization and Qualification. NEW HILARITY IDAHO has no subsidiaries, affiliated corporation or holdings, and owns no interest in any other enterprise. NEW HILARITY IDAHO is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority to own, lease, and license its properties and assets and to conduct its business in the manner in which such business is now being conducted or contemplated.

   2.02 Capitalization. The authorized capital stock of NEW HILARITY IDAHO consists of 15,000,000 shares of $.10 par value common stock of which 7,989,560 shares are outstanding. Each outstanding share of NEW HILARITY IDAHO is validly authorized and issued, fully paid, and nonassessable.

   2.03 Financial Condition. NEW HILARITY IDAHO'S financial condition is as represented in the current reports filed with the Securities & Exchange Commission.

                                  ARTICLE III
              REPRESENTATIONS AND WARRANTIES OF NEW HILARITY NEVADA

   NEW HILARITY NEVADA makes the following representations and warranties as of the date of this Agreement of Merger and as of the Closing Date:

Exhibit A                               5

                                     EXHIBIT A
                     To Schedule 14A Information Statement
                AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

   3.01 Organization and Qualification. NEW HILARITY NEVADA has no subsidiaries, affiliated corporations or holdings, and owns no interest in any other enterprise. NEW HILARITY NEVADA is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority to own, lease, and license its properties and assets and to conduct its business in the manner in which such business is now being conducted or contemplated.

   3.02 Capitalization. At the effective date of the Merger, the authorized capital stock of NEW HILARITY NEVADA will consist of 100,000,000 shares of common stock, par value $.001 per share, of which 1 share is outstanding. Each outstanding share of NEW HILARITY NEVADA is validly authorized and issued, fully paid, and nonassessable.

                                  ARTICLE IV
               COVENANTS AND AGREEMENTS OF NEW HILARITY IDAHO

   NEW HILARITY IDAHO covenants and agrees that between the date of this Agreement and the closing date, except with the consent in writing of NEW HILARITY NEVADA (which shall not be unreasonably withhold), and except as may be required to effect the transactions contemplated hereby:

   4.01 Certificate of Incorporation and Bylaws. NEW HILARITY IDAHO will not change its Certificate of Incorporation or bylaws.

   4.02   Capitalization   .  NEW HILARITY IDAHO will not make any change in its
authorized, issued or outstanding capital stock; grant any stock option or security or right to purchase shares of its capital stock; issue any security convertible to shares of its capital stock; purchase, redeem, retire or otherwise acquire any shares of its capital stock, or agree to do any of the foregoing; or declare, set aside, or pay any dividend or other distribution in respect of its capital stock.

   4.03 Shareholder's Meeting. NEW HILARITY IDAHO will submit this Agreement of Merger and Plan of Reorganization to a special meeting of its shareholders with a recommendation of its board of directors for favorable action by the shareholders and will use its best efforts to obtain the requisite shareholder approval.

                                     ARTICLE V
                COVENANTS AND AGREEMENTS OF NEW HILARITY NEVADA

   NEW HILARITY NEVADA covenants and agrees that between the date hereof and the closing date:

   5.01 Certificate of Incorporation and Bylaws. NEW HILARITY NEVADA will not change its Certificate of Incorporation or bylaws, except as otherwise provided herein.

5.02 Capitalization. NEW HILARITY NEVADA will not make any change in its authorized, issued or outstanding capital stock; grant any stock option or right to purchase shares of its capital stock; issue any security convertible into shares of its capital stock; purchase, redeem, retire or otherwise acquire any shares of its capital stock; or agree to do any of the foregoing; or declare, set aside, or pay any dividend or other distribution in respect of its capital stock, except as otherwise provided herein.

Exhibit A                               6

                                     EXHIBIT A
                     To Schedule 14A Information Statement
                AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

                                     ARTICLE VI
                                    MISCELLANEOUS

   6.01 Further Actions. At any time and from time to time, each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

   6.02 Entire Agreement; Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

   6.03 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of NEW HILARITY IDAHO, NEW HILARITY NEVADA and their respective successors and assigns; provided, however, that any assignment by the other party of its rights under this Agreement without the written consent of the other party shall be void.

   6.04 Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

   6.05 Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of Idaho, without given effect to conflict of laws.

   IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

NEW HILARITY, INC.

_________________________________
Terrence J. Dunne, President

                                         ATTEST:

                                         ________________________________
                                         Robert W. Obrien, Secretary

NEW HILARITY MINING COMPANY

_________________________________
Terrence J. Dunne, President

                                         ATTEST:

                                         ________________________________
                                         Robert W. Obrien, Secretary






Exhibit A                               7

NEW HILARITY MINING COMPANY
PROXY


(Address Label)


   The undersigned hereby revokes all previous proxies for his stock and appoints Terrence J. Dunne as Proxy, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of New Hilarity Mining Co. common stock which the undersigned is entitled to vote at the meeting of the shareholders to be held at the Washington Mutual Financial Center, Conference Room A, 601 West Main Avenue, Spokane, Washington, on March 15, 1999, commencing at 2:00 p.m., including any adjournments thereof, upon the following proposals more fully described in the notice of the meeting and proxy statement which were mailed to all shareholders of record as of January 6, 1999 on or about February 18, 1999.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL ITEMS

(1) In favor of the merger of New Hilarity Mining Company with and into New Hilarity, Inc.

            __________ For     __________ Against     __________ Abstain

(2) In favor of the the actions included in the merger which change the name of the corporation to New Hilarity, Inc., increase the number of shares of common stock authorized to 100,000,000 shares of $.001 par value common stock, to adopt officer and director liability and indemnification provisions, and to change the corporate domicile to Nevada.

            __________ For     __________ Against     __________ Abstain

(2) In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

            __________ For     __________ Against     __________ Abstain

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1) AND (2). Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

______________________________   _______________________________
Signature      Date               Signature if held jointly

Please return in the enclosed envelope. I will __________ will not _________ attend the meeting.